UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Veoneer, Inc.
(Exact name of registrant as specified in its charter)

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 Definitive Agreement  October 4, 2021  Qualcomm and SSW Partners to Acquire Veoneer    October 4, 2021  SSW and Qualcomm definitive agreement   1

 Acquisition agreement structure positions all of Veoneer’s businesses for successAll-cash transaction at $37 per share provides superior value to Veoneer stockholdersVeoneer has terminated its prior acquisition agreement with Magna International Inc. against $110M termination fee paid by Qualcomm  October 4, 2021  SSW and Qualcomm definitive agreement   2  Qualcomm and SSW Partners Reach Definitive Agreement to Acquire Veoneer

veoneer

What Makes the Qualcomm/ SSW Partners Offer Superior?

- **Shareholder value: $37 per share in cash**
  - 18% premium to Veoneer's prior agreement with Magna Intl.
  - 86% premium to unaffected share price of $19.93 as of July 22, 2021

- **Industrial logic: Logical next step to strengthen Veoneer's long-term leading market positioning**
  - Arriver to become integral part of Qualcomm's Snapdragon Ride ADAS solution
  - RCS and Active Safety ex. Arriver to find new long-term strategic partners
  - Allows for continued best-in-class service to customers

- **Clear objective: Good home for all businesses of Veoneer**
  - Both businesses to flourish under new owners
  - SSW Partners committed to work closely with Veoneer management and employees to facilitate the transition

3 October 4, 2021 SSW and Qualcomm definitive agreement
© 2021 Copyright Veoneer Inc. All Rights Reserved
INTERNAL

SSW Partners to acquire all outstanding stock of Veoneer and immediately sells the Arriver business to Qualcomm post closingSSW Partners to retain Active Safety and RCSCommitted to identify strong long-term strategic partner, or partners for both businessesTransaction has been approved by the Boards of Directors of Qualcomm, SSW Partners and VeoneerThe acquisition is expected to close during 2022, subject to shareholder vote and regulatory approvals  Transaction Overview  4  Proposed Structure Post Closing  Illustrative Overview  Active Safety ex. Arriver  RCS  Arriver    100%  SSW Partners  100%      Looking for new strategic home  October 4, 2021  SSW and Qualcomm definitive agreement

 SSW Partners, a New York-based investment partnership, with experienced investors and advisors in Europe and in the automotive sector Will work closely with Veoneer’s management to ensure the pursuit of Veoneer’s existing business planWill identity strong long-term strategic partnerships for RCS and Active Safety.   October 4, 2021  SSW and Qualcomm definitive agreement   5  SSW Partners to find the best home for Veoneer  We are committed to ensuring that Veoneer’s employees prosper, the businesses continue to innovate and grow, and customers continue to have uninterrupted access to the outstanding service and quality for which Veoneer is known.  Antonio Weiss and Josh Steiner, of SSW Partners

 SSW Partners will acquire all the outstanding capital stock of Veoneer, immediately after which it will sell the Arriver business to Qualcomm. Incorporated into Qualcomm’s Snapdragon Ride ADAS solutionBelieves the Arriver business will thrive at Qualcomm  October 4, 2021  SSW and Qualcomm definitive agreement   6  Arriver fits into Qualcomm  Qualcomm is the natural owner of Arriver. By combining our assets, we will be able to deliver a turnkey, industry leading semiconductor and software solution that will augment Qualcomm’s ability to deliver an open and competitive ADAS platforms for auto-makers and Tier-1s at scale. Together, I am confident we will create the industry’s leading ADAS solution.   Cristiano Amon, President and CEO of Qualcomm Incorporated

     October 4, 2021  SSW and Qualcomm definitive agreement   7

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in connection with the proposed acquisition of Veoneer pursuant to a definitive Agreement and Plan of Merger (the “merger agreement”) between Veoneer, Qualcomm, SSW and SSW Merger Sub Corp, a Delaware corporation and a direct, wholly owned subsidiary of SSW. In connection with the proposed merger, Veoneer intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement which will be mailed or otherwise disseminated to Veoneer’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VEONEER AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about Veoneer or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC’s website at www.sec.gov, or from Veoneer at https://www.veoneer.com/en/investors or by directing a request to Veoneer’s Investor Relations Department at thomas.jonsson@veoneer.com.

Participants in the Solicitation
Veoneer, Qualcomm and SSW and certain of their respective directors and executive officers may be deemed to be “participants” in the solicitation of proxies from Veoneer’s stockholders in connection with the merger. Information about Veoneer’s directors and executive officers and their direct or indirect interests in Veoneer, by security holdings or otherwise, is set forth in Veoneer’s proxy statement on Schedule 14A for its 2021 annual meeting of stockholders filed with the SEC on March 29, 2021. To the extent holdings of Veoneer’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Information about Qualcomm’s directors and executive officers is set forth in Qualcomm’s proxy statement on Schedule 14A for its 2021 annual meeting of stockholders filed with the SEC on January 21, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement filed with the SEC regarding the proposed merger, if and when it becomes available.

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Veoneer Forward-Looking Statements
This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. The reader is cautioned not to rely on these forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Risks and uncertainties include, but are not limited to: (i) the merger may involve unexpected costs, liabilities or delays; (ii) the failure to satisfy the conditions to the consummation of the transaction, including approval of the merger by Veoneer’s stockholders and the receipt of certain governmental and regulatory approvals on the terms or at the timing expected; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iv) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (v) risks related to diverting management attention from ongoing business operations; (vi) the business of Veoneer may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; and (vii) the outcome of any legal proceedings that may be instituted against Veoneer or Qualcomm related to the merger agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Veoneer’s financial condition, results of operations, credit rating or liquidity.

You should carefully consider the foregoing factors and the other risks and uncertainties relating to Veoneer described in Veoneer’s Annual Report on Form 10-K for the most recently completed fiscal year, and other reports and documents filed by Veoneer from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Veoneer assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Veoneer does not give any assurance that it will achieve its expectations.